UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 27, 2019

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 (Other Events)

On March 27, 2019, IBM announced that it is updating its reporting segments in the first quarter of 2019. Attachment I of this Form 8-K contains information that the Company posted on its Investor Relations website (www.ibm.com/investor/) about these updates.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 27, 2019

	By:	/s/ Robert F. Del Bene
Robert F. Del Bene
Vice President and Controller

Attachment I

IBM Updates Reporting Segments in 2019 27 March 2019 IBM is addressing the evolving needs of its clients, while supporting their most mission-critical business processes. The journey to cloud and AI for these processes requires hybrid cloud, which is inclusive of private and public clouds, and addresses regulatory requirements, data localization, security, and latency. But to become true digital enterprises, clients also need to unlock the value of their data. And so today, it is important for clients to have data and cloud platforms working together to bring their enterprises into the future. Over the last year, Ginni Rometty and IBM’s senior leadership have discussed this shift to a digital era centered around hybrid and multi-cloud, underpinned by trust and security. As IBM prepares clients for the next chapter of digital reinvention, the company has made select changes to its management system and organization structure, bringing together cloud and cognitive software under one organization to more effectively address these evolving clients’ needs, and in preparation for the acquisition of Red Hat. This better aligns IBM’s portfolio to the market and to underlying business and operating models, reflecting the way the company now manages the business and allocates resources. With these recent changes, IBM is updating its reportable segments in the first quarter of 2019. This change to segment reporting does not impact IBM’s consolidated results. 2019 Segment Structure As IBM helps clients with their journeys to cloud and AI, it leverages both innovative products and the services and expertise to implement those technologies, through an integrated model. In 2019, the company will report revenue and pre-tax income, along with external gross profit for five segments: Cloud and Cognitive Software, Global Business Services, Global Technology Services, Systems, and Global Financing. The company will also continue to report revenue for cloud and cloud as-a-Service, in total and for each segment.

Summary of Segment Changes The primary changes are driven by increasing requirements for tighter integration across hybrid cloud and data/AI software, and the pending acquisition of Red Hat.  The company created the Cloud and Cognitive Software segment, which combines the previously-reported Cognitive Solutions segment with Integration Software and security services. This brings software platforms and solutions into one segment, further enabling IBM to deliver integrated and secure cloud and data/AI solutions to its clients. Red Hat will be aligned to the Cloud and Cognitive Software segment, accelerating the company’s hybrid cloud strategy. The closing is subject to regulatory clearance, and continues to be expected in the second half of 2019.  In addition, the company will present the results of the announced divested businesses in an “other” category; realigning these businesses allows the company to better represent the ongoing operational performance of the reportable segments. This does not change IBM’s consolidated results. The following table summarizes the segment changes.

Cloud and Cognitive Software Segment Details The company has also evolved the management system within the Cloud and Cognitive Software segment, as it addresses the changing business environment. Within this segment the company will report revenue for 1) Cognitive Applications; 2) Cloud and Data Platforms; and 3) Transaction Processing Platforms.  Cognitive Applications represents software that addresses vertical and domain-specific solutions, increasingly infused with AI. This includes areas such as health, financial services, IOT solutions, The Weather Company, and security software and services. This content was previously reported in Solutions Software (Cognitive Solutions), with the exception of security services, which was reported in Infrastructure Services (Technology Services and Cloud Platform segment). Cloud and Data Platforms is the company’s distributed middleware and data platform software critical for orchestration of multi-cloud environments, inclusive of public and private clouds. This includes product areas such as WebSphere distributed, IBM Cloud Private, analytics platform software (e.g. DB2 distributed, information integration, and enterprise content management), and IOT, Blockchain, and AI platforms. This content was previously reported in Integration Software (TS&CP) and Solutions Software. After closing, Red Hat revenue will be reported in Cloud and Data Platforms. Transaction Processing Platforms is our software that supports client mission critical on-premise workloads. This includes Transaction Processing Software such as CICS and storage software, as well as the analytics and integration software running on IBM operating systems (e.g DB2 and WebSphere running on zOS). The analytics software and integration software were previously reported within Solutions Software and Integration Software respectively.   Global Technology Services Segment Details Global Technology Services includes the content previously reported in Technology Services and Cloud Platforms excluding Integration Software and security services which was previously reported in Infrastructure Services. The content within Technology Support Services remains unchanged.  Infrastructure and Cloud Services delivers project services, managed and outsourcing services, and continues to deliver cloud-based infrastructure services across public and private cloud. Technology Support Services delivers comprehensive support services to maintain and improve availability of client’s IT infrastructures.  Summary and Next Steps In summary, this update aligns IBM’s reported segments to its management system, prepares for the acquisition of Red Hat, and provides investors with additional transparency on certain elements of the business. The company will begin reporting the new segments with the first quarter 2019 results in mid-April. Two years of history will be provided ahead of IBM’s earnings release to allow investors to update their models. In addition, the company plans to host an investor briefing focusing on its long-term strategy and financial model after the closing of Red Hat later this year.